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                                                                   Exhibit 10.29



                               AGREEMENT TO SELL

                                 AND PURCHASE

                            AND ESCROW INSTRUCTIONS

                                    Between

                              KILROY REALTY, L.P.

                                      as

                                   "Seller"

                                      and

                      APPLIED MICRO CIRCUITS CORPORATION

                                      as

                                  "Purchaser"
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                        AGREEMENT TO SELL AND PURCHASE

                            AND ESCROW INSTRUCTIONS
                            -----------------------

          THIS AGREEMENT TO SELL AND PURCHASE AND ESCROW INSTRUCTIONS (this "Agreement") is dated as of January 8, 1999 (the "Effective Date") and entered into by and between KILROY REALTY, L.P., a Delaware limited partnership ("Seller"), and APPLIED MICRO CIRCUITS CORPORATION, a Delaware corporation ("Purchaser"), with reference to the following facts and intentions:


                               R E C I T A L S:
                               - - - - - - - -

          A. Seller, as Landlord, and Purchaser, as Tenant, are parties to that certain Ground Lease effective as of January 1, 1998 (the "Ground Lease"). Capitalized terms used herein and not separately defined shall have the meanings ascribed to them in the Ground Lease.

          B. The parties have caused this Agreement to be executed and delivered pursuant to the exercise of the Purchase Option by Purchaser as provided under the Ground Lease.

          NOW, THEREFORE, for the consideration hereafter set forth, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

          1.   Agreement of Purchase and Sale.
               ------------------------------

          Seller shall convey, and Purchaser shall purchase and acquire in accordance with the terms set forth herein:

               A. That certain real property located in the City of San Diego., County of San Diego, State of California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Land")

               B. All of Seller's right, title and interest in and to any improvements, if any, affixed to the Land (collectively the "Improvements").

               C. All of Seller's rights, privileges, entitlements, easements, approvals, licenses, permits and appurtenances pertaining to the Land and the Improvements, including any right, title and interest of Seller (but without

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warranty whether statutory, express or implied) in and to adjacent streets, alleys or rights-of-way.

               D. All of Seller's right, title and interest in and to any intangible warranties, guaranties, contract rights and/or other claims, to the extent assignable, relating to the Land and/or the Improvements.

               The items described in Sections 1(A) through 1(C) above are
                                      --------
hereinafter called the "Real Property;" the items described in Section 1(D) are called the "Intangible Property;" and the Real Property and the Intangible Property are collectively referred to as the "Property."

          2.   Purchase Price.
               --------------

               The purchase price ("Purchase Price") for the Property shall be $3,636,036.

          3.   Payment of Purchase Price.
               -------------------------

          The Purchase Price shall be paid as follows:

               A. As part of the Opening of Escrow (as defined below), Purchaser shall deliver to Chicago Title Company ("Escrow Holder" and "Title Company") a deposit of One Thousand Dollars ($1,000.00) (the "Deposit"). The Deposit shall be in the form of wire transfer, cash or a certified or bank cashier's check for immediately available funds. Escrow Holder shall place the Deposit in an interest-bearing account acceptable to Purchaser and Seller. All interest earned on the Deposit shall be included within the meaning of the term "Deposit" in this Agreement such that Purchaser shall receive the benefit of any interest earned thereon through a credit at the Close of Escrow.

               B. Upon the Close of Escrow, Purchaser shall deposit or cause to be deposited with Escrow Holder, in cash, by a certified or bank cashier's check made payable to Escrow Holder or by a confirmed wire transfer of funds, the balance of the Purchase Price plus closing costs and other charges payable by Purchaser pursuant to this Agreement.

          4.   Escrow Instructions.
               -------------------

               A. Opening of Escrow. As soon as reasonably practicable following
                  -----------------
the mutual execution of this Agreement, but in no event later than two (2) business days thereafter, the parties shall open an escrow ("Escrow") with the Escrow Holder in order to consummate the purchase and sale of the Property in accordance with the terms and provisions hereof by depositing the

                                      -2-
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Deposit and a signed original of this Agreement in the Escrow. The provisions hereof shall constitute joint primary escrow instructions to the Escrow Holder; provided, however, that the parties shall execute such additional instructions
--------- -------
as requested by the Escrow Holder not inconsistent with the provisions hereof unless such additional instructions state that these instructions are being modified, state the modification in full and are signed by both parties. The date as of which the Escrow Holder shall receive (i) the Deposit and (ii) an original of this Agreement executed on behalf of both Seller and Purchaser (which execution may be effected in multiple counterparts) shall constitute the "opening of Escrow." Escrow Holder shall deliver written confirmation of the date of the Opening of Escrow to the parties in the manner set forth in Section
                                                                        -------
14 of this Agreement.

          B.   Documents and Funds Delivered to or by Escrow. The following
               ---------------------------------------------
shall be delivered into the Escrow or by Escrow in connection with the transfer of the Property:

               (1)  Delivery by Seller into Escrow. At least two (2) business
                    ------------------------------
days prior to the Closing Date (as defined below), Seller shall deposit into
Escrow:

                    (a) a grant deed (the "Grant Deed") to the Property in recordable form, duly executed and acknowledged by Seller in substantially the same form as set forth in Exhibit "B" attached hereto;
                          ----------

                    (b) two (2) originals of an assignment and assumption of intangible property (the "Assignment of Intangible Property"), duly executed by Seller in substantially the same form as set forth in Exhibit "C" attached
                                                      ----------
hereto;

                    (c) two (2) originals of an affidavit from Seller which satisfies the requirements of Section 1445 of the Internal Revenue Code, as amended (the "Section 1445 Affidavit") in substantially the same form as set forth in Exhibit "D" attached hereto;
         ----------

                    (d) two (2) originals of a Withholding Exemption Certificate, California Form 590 (the "Certificate"), in substantially the same form as set forth in Exhibit "E" attached hereto;
                     ----------

                    (e) two (2) originals of the Termination of Ground Lease and Termination of Memorandum of Ground Lease in substantially the same forms as set forth in Exhibits "F-1" and "F-2" attached hereto (the "Termination of Ground Lease");

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                    (f)  a duly executed certificate of Seller ("Seller's
Bringdown Certificate") in the form of Exhibit "G" and
                                       ----------

                    (g) such other instruments and documents as may be reasonably requested by Escrow Holder relating to Seller, to the Property and/or as otherwise required to transfer the Property to Purchaser.

               (2)  Delivery of Documents by Purchaser into Escrow. Prior to the
                    ----------------------------------------------
Closing Date, Purchaser shall deposit into Escrow executed counterparts of the documents referred under Subsections B(l) (b), (e) and (g) above.
                         -----------

               (3)  Delivery by Escrow. At least two (2) business days prior to
                    ------------------
the Close of Escrow, Escrow Holder shall deliver to Purchaser and Seller a pro forma closing statement which sets forth, in a manner satisfactory to Purchaser and Seller, the prorations and other credits and debits contemplated by this Agreement.

          C.   Conditions to Close. Escrow shall not close unless and until the
               -------------------
following conditions precedent and contingencies have been satisfied or waived in writing by the party for whose benefit the conditions have been included:

               (1)  All funds and instruments described in this Section 4 have
                                                                -------
been delivered to the Escrow Holder.

               (2) The Title Company is in a position and is unconditionally committed to issue to Purchaser the Title Policy described in Section 6 below.
                                                              ------- -

               (3) All representations and warranties made by Seller in Section
                                                                        -------
8 below and Purchaser in Section 9 below shall be true and correct in all
                         ------- -
material respects as of the Closing Date.

               (4) Except as expressly provided in this Section 4(c) (4), Seller and Purchaser shall each have performed, observed and complied with all of their respective covenants, agreements and conditions required by this Agreement to be performed, observed and/or complied with by Seller and Purchaser, as the case may be, prior to, or as of, the Closing. If Seller fails to deposit into Escrow the Section 1445 Affidavit or the Certificate as required by this Agreement, Purchaser may at its option either (i) delay Close of Escrow until such time as Seller has complied with the conditions set forth herein (which adjournment shall not place Purchaser in default of its obligations hereunder) or (ii) withhold from the Purchase Price and remit to the Internal Revenue Service, a sum equal to ten

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percent (10%) of the gross selling price of the Property and such other sum as shall be required in accordance with the withholding obligations imposed upon Purchaser pursuant to Section 1445 of the Internal Revenue Code, as amended, and the laws of the State of California. Such withholding shall not place Purchaser in default under this Agreement, and Seller shall not be entitled to claim that such withholding shall excuse Seller's performance under this Agreement.

          If Closing shall have occurred with the consent of both parties, any non-material condition not otherwise satisfied or waived as of the Closing shall be deemed fully satisfied or waived by the party for whose benefit the condition had been included.

               D.   Recordation and Transfer. Upon satisfaction of the
                    ------------------------
conditions set forth in Section 4(C) above, Escrow Holder shall transfer the
                        -------
Property as follows:

                    (1) Cause the Termination of Memorandum of Ground Lease and Grant Deed to be recorded in the Official Records of San Diego County, California and deliver conformed copies thereof to each of Seller and Purchaser;

                    (2) Deliver to Purchaser one (1) fully executed original of the Termination of Ground Lease, the Section 1445 Affidavit, the Assignment of Intangible Property, the Seller's Bringdown Certificate, and the Certificate;

                    (3) Deliver to Seller one (l) fully executed original of the Termination of Ground Lease, the Section 1445 Affidavit, the Assignment of Intangible Property, the Seller's Bringdown Certificate, and the Certificate;

                    (4) Deliver to the parties entitled thereto any other closing documents, including, without limitation, the final closing statement for the Escrow (the "Final Statement"), which shall contain no material differences from the pro forma closing statement, previously delivered to, and approved by, each party;

                    (5) Disburse all funds deposited with Escrow Holder by Purchaser pursuant to Section 3 as follows:

                         (a) deliver to Seller the Purchase Price less amounts
chargeable to Seller pursuant to instructions to be delivered by Seller to Escrow Holder; and

                         (b) disburse any remaining balance of the funds
deposited by Purchaser to Purchaser upon the Close of

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Escrow pursuant to instructions to be delivered by Purchaser to Escrow Holder less amounts chargeable to Purchaser.

             E.   Close of Escrow. Escrow shall close upon the recordation of
                  ---------------
the Grant Deed in accordance with the terms and conditions hereof ("Close of Escrow" or "Closing Date" or "Closing") . The Close of Escrow shall be May 31, 1999.

          5. Condition of Title. It shall be a condition to the Close of Escrow
             ------------------
for Purchaser's benefit that title to the Real Property be conveyed to Purchaser by Seller subject only to the following approved condition of title ("Approved Condition of Title"):

             (a) The matters referred to in Part 1, Schedule B of the Title Policy;

             (b) Non-delinquent general and special real estate taxes;

             (c) The Permitted Exceptions described in Exhibit "C" to the Ground Lease and any additional matters expressly approved by Purchaser arising from or relating to the Approved Lot Line Adjustment; and

             (d) Such other matters created by Purchaser.

          Upon the Opening of Escrow, Seller, at its sole cost and expense, shall cause the Title Company to prepare and deliver to Seller and Purchaser an updated preliminary title report for the Real Property (the "Title Report") and shall cause Latitude 33 to prepare, issue and certify to Purchaser and Title Company a revised ALTA/ACSM survey of the Real Property consistent with the Approved Lot Line Adjustment (the "Survey") Purchaser shall reimburse Seller at Closing, for the cost of the Survey.

          Seller covenants and agrees that during the term of the Escrow, it will not cause or permit (without objection) title to the Real Property to differ from the Approved Condition of Title described in this Section 5. Any liens, encumbrances, encroachments, easements, restrictions, conditions, covenants, rights, rights-of-way, or matters other than those contained with the Approved Condition of Title shall also be subject to Purchaser's approval and must be eliminated or ameliorated to Purchaser's satisfaction and for Purchaser's benefit prior to the Close of Escrow as a condition of the Close of Escrow.

          6.  Title Policy. Title to the Real Property shall be evidenced by the
              ------------
unconditional commitment of the Title Company to

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issue its ALTA Extended Coverage (Form 8-1970) Owner's Policy of Title Insurance
("Title Policy") in the amount of the Purchase Price, insuring fee title to the Real Property vested in Purchaser subject only to the Approved Condition of Title. The issuance of the Title Policy shall be in lieu of any express or implied warranty of Seller concerning title to the Property. Purchaser agrees that its only remedy for damages incurred by reason of any defect in title shall be against the Title Company.

          7.   AS-IS SALE. EXCEPT AS OTHERWISE PROVIDED FOR IN THIS
               ----------
AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT WITH RESPECT TO THE LEGAL, PHYSICAL AND ENVIRONMENTAL CONDITION OF THE PROPERTY, THE PROPERTY IS BEING SOLD AND CONVEYED HEREUNDER AND PURCHASER AGREES TO ACCEPT THE PROPERTY "AS
                                                                         --
IS," "WHERE IS" AND "WITH ALL FAULTS" AND SUBJECT TO ANY PHYSICAL
--    ----- --       ---- --- ------
CONDITION, INCLUDING ANY ENVIRONMENTAL CONDITION, WHICH MAY EXIST, WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER EXCEPT AS EXPRESSLY SET FORTH IN
SECTION 8 OF THIS AGREEMENT. PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT (i) PURCHASER SHALL BE SOLELY RESPONSIBLE FOR DETERMINING THE STATUS AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, EXISTING ZONING CLASSIFICATIONS, BUILDING REGULATIONS AND GOVERNMENTAL ENTITLEMENT AND DEVELOPMENT REQUIREMENTS APPLICABLE TO THE PROPERTY AND PURCHASER HAS OR WILL HAVE PRIOR TO THE CLOSING DATE, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROPERTY AND (ii) PURCHASER IS RELYING SOLELY UPON SUCH INSPECTIONS, EXAMINATION, AND EVALUATION. PURCHASER SHALL NOT BE RELIEVED OF ITS OBLIGATIONS UNDER THIS AGREEMENT BY THE PENDENCY, THREATENING OR PASSING, OF ANY INITIATIVE, OR BY THE IMPOSITION OF ANY MORATORIUM ON DEVELOPMENT, OR SIMILAR ACTIONS ADVERSELY AFFECTING THE PROPERTY, AND SUCH INITIATIVES, MORATORIA AND ACTIONS SHALL NOT BE CONSIDERED AS PART OF PURCHASER'S INSPECTION OF THE PROPERTY. PURCHASER HEREBY ASSUMES THE RISK THAT CERTAIN CONDITIONS, INCLUDING ENVIRONMENTAL CONDITIONS, MAY EXIST ON THE PROPERTY AND HEREBY RELEASES SELLER OF AND FROM ANY AND ALL CLAIMS, ACTIONS, DEMANDS, RIGHTS, DAMAGES, COSTS OR EXPENSES WHICH MIGHT ARISE OUT OF OR IN CONNECTION WITH THE CONDITION OF THE PROPERTY.

          As used herein, the term "Environmental Condition" shall mean any condition with respect to the Property which could or does result in any damage, loss, cost, expense or liability to or against the owner of the Property by any third party (including without limitation any governmental entity) including, without limitation, any condition resulting from operations conducted on the Property or on property adjacent thereto.

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               8.   Representations and Warranties of Seller.
                    ----------------------------------------

                    A. Seller represents and warrants to Purchaser that as of the date hereof and as of the Close of Escrow:

                         (1) Seller is a limited partnership, duly organized,
validly existing and in good standing under the laws of the Sate of Delaware. Seller is qualified to do business and is in good standing under the laws of the State of California. Seller has the right, power and authority to make and perform its obligations under this Agreement, and the execution, delivery and performance of this Agreement (i) does not violate the partnership agreement of Seller or any contract, agreement or commitment to which Seller is a party or by which Seller is bound and is evidence that the general partner of Seller has approved this transaction and (ii) have been duly authorized by all necessary action on the part of Seller and its partners, shareholders and/or board of directors, as applicable. In addition, the person executing this Agreement on behalf of Seller has the authority to do so.

                         (2) Other than Purchaser as Tenant under the Ground
Lease, there are no parties in possession of any portion of the property as lessees, tenants at sufferance or trespassers.

                         (3)       Seller has received no written notice from
any governmental authority advising that the Property is not in compliance with applicable building codes, zoning, subdivision, and land use laws and other local, state and federal laws and regulations.

                         (4) This Agreement constitutes the legal, valid and
binding obligation of Seller, enforceable in accordance with its terms, subject to laws applicable generally to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the right of contracting parties generally.

                         (5) The Property is not presently the subject of any
pending claims, litigation, legal action, or eminent domain proceeding, and to Seller's knowledge, no such claim, litigation or proceeding is currently threatened or planned.

                         (6) There are no management, service, supply or
maintenance contracts affecting the Property in effect on the date of this Agreement or which shall affect the Property on or following the Close of Escrow.

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                         (7) Seller is not a "foreign person" within the meaning
of Section 1445 of the Internal Revenue Code of 1986 (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

                         (8) Seller (a) is not in receivership or dissolution;
(b) has not made any assignment for the benefit of creditors; (c) has not admitted in writing its inability to pay its debts as they mature; (d) has not been adjudicated a bankrupt; (e) has not filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the Federal Bankruptcy Law or any other similar law or statute of the United States or any state; or (f) does not have any such petition described in Subparagraph (e) above filed against Seller.

                         (9) Seller shall immediately give Purchaser notice of
any event or occurrence which would cause any of Seller's above representations and warranties to cease to be true or correct in any respect.

                    B.   As used in this Section 8, the term "to Seller's
                                         -------
knowledge" (i) shall mean and apply to the knowledge of Steven L. Black and Steve Scott of Kilroy Realty Corporation (collectively, the "Involved Parties"), who are the representatives of Seller who are or were directly engaged in the acquisition by Seller of the Property, the management of the Property and/or the sale and purchase transaction described herein, and not to any other parties,
(ii) shall mean the current knowledge of such Involved Parties, or the knowledge such Involved Parties would have had following a reasonable investigation or inquiry; and (iii) shall not mean such Involved Parties are charged with knowledge of the acts, omissions and/or knowledge of the predecessors in title to the Property or with knowledge of the acts, omissions and/or knowledge of Seller's agents, consultants or employees. The Involved Parties shall be reasonably available to Purchaser during Seller's normal business hours to confirm such matters as are identified in this Section 8 as subject to Seller's
                                               -------
knowledge thereof.


                    C. The representations of Seller herein shall survive the Close of Escrow for a period of two (2) years.

                    D. PURCHASER ACKNOWLEDGES AND AGREES THAT, OTHER THAN THE LIMITED REPRESENTATIONS SET FORTH IN THIS SECTION 8, SELLER MAKES NO
                                          -------
REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE PROPERTY. PURCHASER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND PRIVILEGES ARISING
OUT OF, OR WITH

RESPECT OR IN RELATION TO, ANY REPRESENTATIONS (OTHER THAN THE LIMITED REPRESENTATIONS SET FORTH IN THIS SECTION 8), WARRANTIES OR COVENANTS,
                                  ---------
WHETHER EXPRESS OR IMPLIED, WHICH MAY HAVE BEEN MADE OR GIVEN, OR WHICH MAY BE DEEMED TO HAVE BEEN MADE OR GIVEN, BY SELLER EXCEPT FOR THOSE COVENANTS SET FORTH HEREIN WHICH ARE EXPRESSLY TO SURVIVE THE CLOSING. PURCHASER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXCLUDED FROM THE TRANSACTION CONTEMPLATED HEREBY, AS ARE ANY WARRANTIES ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE, AND THAT THE SELLER HAS NOT WARRANTED, AND DOES NOT HEREBY WARRANT, THAT THE PROPERTY NOW OR IN THE FUTURE WILL MEET OR COMPLY WITH THE REQUIREMENTS OF ANY SAFETY CODE OR REGULATION OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR JURISDICTION. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER HEREBY ASSUMES ALL RISK AND LIABILITY (AND AGREES THAT SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF THE PROPERTY. PURCHASER ACKNOWLEDGES AND AGREES THAT THE SALE PROVIDED FOR HEREIN IS MADE, WITHOUT ANY WARRANTY BY SELLER AS TO THE NATURE OR QUALITY OF THE PROPERTY; THE DEVELOPMENT POTENTIAL OF THE PROPERTY; THE PRIOR HISTORY OF OR ACTIVITIES ON THE PROPERTY; THE QUALITY OF LABOR AND/OR MATERIALS INCLUDED IN ANY OF THE IMPROVEMENTS; THE FITNESS OF THE PROPERTY FOR AND/OR THE SOIL CONDITIONS EXISTING AT THE PROPERTY FOR ANY PARTICULAR PURPOSE OR DEVELOPMENT POTENTIAL; THE PRESENCE OR SUSPECTED PRESENCE OF HAZARDOUS WASTE OR SUBSTANCES ON, ABOUT, OR UNDER THE PROPERTY OR THE IMPROVEMENTS; OR THE ZONING OR OTHER LEGAL STATUS OF THE PROPERTY. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY THE EXECUTION HEREOF PURCHASER HEREBY ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY, OR THE TRANSACTION CONTEMPLATED HEREIN, OR REGARDING THE ZONING, CONSTRUCTION, PHYSICAL CONDITION OR OTHER STATUS OF THE PROPERTY, AND NO REPRESENTATION, WARRANTY, AGREEMENT, STATEMENT, GUARANTY OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER WHICH IS NOT CONTAINED HEREIN SHALL BE VALID OR BINDING UPON SELLER.

          9.   Representations and Warranties of Purchaser.
               -------------------------------------------

               A. Purchaser represents and warrants to Seller that:
                    (1) Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of Delaware. The execution and delivery by Purchaser of, and Purchaser's performance under, this Agreement, are within Purchaser's powers and Purchaser (and the person(s) executing this Agreement on behalf of Purchaser) has the authority to execute and deliver this Agreement.

          (2) This Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to laws applicable generally to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

          (3) Execution and performance of this Agreement will not result in any breach of, or constitute any default under, any agreement or other instrument to which Purchaser is a party.

          (4) Purchaser (a) is not in receivership or dissolution, (b) has not made any assignment for the benefit of creditors, (c) has not admitted in writing its inability to pay its debts as they mature, (d) has not been adjudicated a bankrupt, (e) has not filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law, or-any other similar law or statute of the United States or any state, or (f) does not have any such petition described in
(e) filed against Purchaser.

               B. The representations of Purchaser herein shall survive the Close of Escrow for a period of two (2) years.

          10.  Condemnation.
               ------------

          Promptly upon obtaining knowledge of the institution of the proceedings for the condemnation of part of the Property, Seller or Purchaser will notify the other of the pendency of such proceedings. In the event of the condemnation or threatened condemnation of any material (i.e., more than 10% of the Property) or the sale of any material portion of the Property in lieu of condemnation prior to the Closing which would entitle Purchaser to terminate the Ground Lease, Purchaser may elect to terminate this Agreement (provided Purchaser also elects to terminate the Ground Lease) by notice in writing to Seller within ten (10) business days following the date on which Purchaser or Seller received actual notice of such condemnation of the Property or conveyance in lieu thereof, in which event the Deposit and all Rent and other charges paid by Purchaser pursuant to the Ground Lease or this Agreement shall be returned to Purchaser and the parties shall have no further right or obligation hereunder except as specifically provided herein. If Purchaser does not elect to terminate within said ten (10) business day period, Purchaser shall be deemed to waive all rights to terminate pursuant to this provision and this Agreement shall remain in full force and effect, without reduction in the purchase Price, but with any condemnation award or proceeds being paid and/or assigned to Purchaser. In all events, Seller shall solely be entitled to any award attributed to any property, other than the Property, which is owned by Seller.

          11.  Prorations and Costs Upon Closing.
               ---------------------------------

               A. Impositions relating to the Property shall be prorated as of October 1, 1998. If the Closing shall occur before the actual taxes for the then current fiscal year are known, the apportionment of taxes shall be upon the basis of taxes for the Property for the immediately preceding year, provided that, if the taxes for the current fiscal year are thereafter determined to be more or less than the taxes for the preceding fiscal year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly shall adjust the proration of such taxes and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment. All Impositions assessed for the period from and after October 1, 1998, shall be paid or reimbursed by Purchaser at the Closing. Purchaser shall only be obligated to pay those Impositions and assessments prorated hereunder applicable to the Property. To the extent the tax bills upon which the prorations are based include real property in addition to the Property, the amount of such taxes and assessments to be prorated between the parties shall be that fraction which the aggregate square footage of the Property bears to the aggregate square footage of all real property covered by such tax bills.

               (1)  At Closing, Purchaser shall pay

(1) documentary transfer tax (or any other taxes imposed on account of the conveyance of the Property to Purchaser) in the amount Escrow Holder determines to be required by law: (2) the cost of the Title Policy described in Section 6 above and any endorsements requested by Purchaser; (3) Escrow Holder's escrow fee; and (4) other closing charges, recording fees and expenses imposed by Escrow Holder.

               (2) If Escrow shall fail to close because of failure of Seller to comply with its obligations hereunder, without limitation of Purchaser's other rights and remedies against Seller by reason thereof, the costs customarily charged and incurred in connection with Escrow, including the cost of any cancellation fees or other costs of Title company, shall be paid by Seller (excluding any special Escrow cost incurred by Purchaser prior to the Close of Escrow, premiums or fees paid for a commitment, or any other title insurance product). If Escrow shall fail to close because of failure of Purchaser to comply with its obligations hereunder, such costs shall be paid by Purchaser. If Escrow shall fail to close for any other reason, such costs shall be equally divided between the parties (excluding any special Escrow cost incurred by Purchaser prior to the Close of Escrow, premiums or fees paid for a commitment, or any other title insurance product)

          12.  Remedies.
               --------

               A. IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR AS A RESULT OF SELLER'S DEFAULT UNDER THIS AGREEMENT AND NOT DUE TO PURCHASER'S MATERIAL DEFAULT, PURCHASER, AS ITS SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT, EXCEPT AS OTHERWISE PROVIDED HEREIN, SHALL RECEIVE A REFUND OF THE DEPOSIT AND SHALL BE ENTITLED TO (i) PURSUE THE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY PURSUANT TO THIS AGREEMENT OR (ii) PURSUE SELLER FOR ACTUAL DAMAGES; PROVIDED, HOWEVER, (1) IN NO EVENT SHALL PURCHASER BE ENTITLED TO A
         --------- -------
RECOVERY OR CLAIM AGAINST SELLER FOR ACTUAL DAMAGES IN EXCESS OF AN AMOUNT EQUAL TO THE AMOUNT OF THE RENT PAID UNDER THE GROUND LEASE AND (2) SELLER SHALL NOT BE LIABLE TO PURCHASER FOR ANY PUNITIVE, SPECULATIVE OR CONSEQUENTIAL DAMAGES.

               B. PROVIDED PURCHASER HAS NOT ELECTED TO TERMINATE THIS AGREEMENT PURSUANT TO ANY OF PURCHASER'S RIGHTS TO DO SO CONTAINED HEREIN, IF PURCHASER COMMITS A DEFAULT UNDER THIS AGREEMENT AND THE CLOSE OF ESCROW FAILS TO OCCUR SOLELY BY REASON OF SUCH DEFAULT, THEN SELLER, AS ITS SOLE AND EXCLUSIVE REMEDY, MAY TERMINATE THIS AGREEMENT BY NOTIFYING PURCHASER THEREOF AND RECEIVE OR RETAIN THE DEPOSIT. THE PARTIES AGREE THAT SELLER WILL SUFFER DAMAGES IN THE EVENT OF PURCHASER'S DEFAULT ON ITS OBLIGATIONS. ALTHOUGH THE AMOUNT OF SUCH DAMAGES IS DIFFICULT OR IMPOSSIBLE TO DETERMINE, THE PARTIES AGREE THAT THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER'S LOSS IN THE EVENT OF PURCHASER'S DEFAULT. THUS, SELLER SHALL ACCEPT AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES BUT NOT AS A PENALTY. SUCH LIQUIDATED DAMAGES SHALL CONSTITUTE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY TO WHICH SELLER WOULD OTHERWISE BE ENTITLED BY REASON OF PURCHASER'S DEFAULT, INCLUDING WITHOUT LIMITATION, ANY AND ALL RIGHTS SELLER WOULD HAVE OTHERWISE HAD UNDER CALIFORNIA CIVIL CODE SECTION 3389. PURCHASER ACKNOWLEDGES AND AGREES THAT NO TECHNICAL OR NON-MATERIAL DEFAULT BY SELLER UNDER THIS AGREEMENT SHALL IN ANY WAY AFFECT THE RIGHTS OR REMEDIES OF SELLER AGAINST PURCHASER HEREUNDER. IN THE EVENT SELLER IS ENTITLED TO THE DEPOSIT AS LIQUIDATED DAMAGES AND TO THE EXTENT SELLER HAS NOT ALREADY RECEIVED THE DEPOSIT, THE DEPOSIT SHALL BE IMMEDIATELY PAID TO SELLER BY THE ESCROW HOLDER UPON RECEIPT OF WRITTEN NOTICE FROM SELLER THAT PURCHASER HAS DEFAULTED UNDER THIS AGREEMENT, AND PURCHASER AGREES TO TAKE ALL SUCH ACTIONS AND TO EXECUTE AND DELIVER ALL SUCH DOCUMENTS NECESSARY OR APPROPRIATE TO EFFECT SUCH PAYMENT. IN CONSIDERATION OF SELLER RECEIVING THE

LIQUIDATED DAMAGES, SELLER WILL BE DEEMED TO HAVE WAIVED ALL OF ITS RIGHTS AND REMEDIES AGAINST PURCHASER FOR DAMAGES WITH RESPECT TO SUCH BREACH OR DEFAULT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 12(B), IF PURCHASER BRINGS AN ACTION AGAINST SELLER FOR AN ALLEGED BREACH OR DEFAULT BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, AND, IN CONNECTION WITH THAT ACTION, RECORDS A LIS PENDENS OR OTHERWISE ENJOINS OR RESTRICTS SELLER'S ABILITY TO SELL OR TRANSFER THE PROPERTY ("PURCHASER'S ACTION"), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION 12(B) FROM SEEKING EXPUNGEMENT OR RELIEF FROM THAT LIS PENDENS, INJUNCTION OR OTHER RESTRAINT, AND RECOVERING DAMAGES, COSTS OR EXPENSES (INCLUDING ATTORNEYS' FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF PURCHASER' S ACTION, AND THE AMOUNT OF ANY SUCH DAMAGES AWARDED TO SELLER SHALL NOT BE LIMITED TO THE LIQUIDATED DAMAGES SET FORTH HEREIN. FURTHERMORE, IN NO EVENT SHALL THIS SECTION 12(B) HAVE ANY APPLICATION TO OR LIMIT SELLER'S RIGHTS AGAINST PURCHASER IN CONNECTION WITH ANY OF THE
FOLLOWING: (i) SECTION 13 OF THIS AGREEMENT, (ii) SECTION 15 OF THIS AGREEMENT,
(iii) SECTION 24 OF THIS AGREEMENT, OR (iv) ANY DUTY OR OBLIGATION OF PURCHASER TO INDEMNIFY SELLER AS PROVIDED IN THIS AGREEMENT AND WHICH DUTY OR OBLIGATION EXPRESSLY SURVIVES TERMINATION OF THIS AGREEMENT.

               SELLER AND PURCHASER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THE FOREGOING LIQUIDATED DAMAGES PROVISION AND BY THEIR SIGNATURES IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

Seller:                                 Purchaser:

KILROY REALTY, L.P.                     APPLIED MICRO CIRCUITS
                                        CORPORATION

By:  KILROY REALTY CORPORATION

Its:  General Partner

By: ______________________________      By: /s/ [SIGNAYURE ILLEGIBLE]
                                           -------------------------------------

Its: ______________________________     Its: V.P.
                                           -------------------------------------

          C. Except as provided below, in the event the Close of Escrow fails to occur for any reason, and in addition to the respective rights and obligations of the parties set forth in subsections A and B above, Purchaser may exercise the Rescission Option as more particularly set forth in Article 14 of the Ground Lease. If Purchaser exercised the Extension Option along with its Purchase Option, and the Approved Lot Line Adjustment had been recorded prior to December 30, 1998, Purchaser may not exercise such Rescission Option.

          13.  Real Estate Commissions.
               -----------------------

          Except for David Marino of The Irving Hughes Group, Inc. whom Purchaser has retained as its agent and will compensate pursuant to a separate agreement, each party hereto represents to the other that it has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder and that such party has not dealt with any broker or finder purporting to act on behalf of any other party. Each party hereto agrees to indemnify, defend and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to the Agent) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

          14.  Notices.
               -------

          Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery delivered by a representative of the party giving such notice, or (b) delivery service with proof of delivery, or
(c) United States mail, postage prepaid, registered or certified mail, or (d) telecopier, addressed as follows:

     If to Purchaser, to:          Applied Micro Circuits Corporation
                                   6290 Sequence Drive
                                   San Diego, California 92121
                                   Attention:  Mr. Joel Holliday
                                               Chief Financial Officer
                                   Telecopier:  (619) 535-6800

     With a copy to:               Luce, Forward, Hamilton & Scripps, LLP
                                   600 W. Broadway, Suite 2600
                                   San Diego, California 92101
                                   Attention:  David Hymer, Esq.
                                   Telecopier:  (619) 232-8311

     With additional copy to:      Brobeck, Phleger & Harrison, LLP
                                   550 West "C" Street, Suite 1300
                                   San Diego, CA 92101
                                   Attention:  Todd J. Anson, Esq.
                                   Telecopier:  (619) 234-3848

     If to Seller, to:             Kilroy Realty L.P.
                                   4365 Executive Drive, Suite 850
                                   San Diego, California 92121-2130
                                   Attention:  Mr. Steven L. Black,
                                   Executive Vice-President
                                   Telecopier:  (619) 550-1935

     With a copy to:               Kilroy Realty Corporation
                                   2250 E. Imperial Highway
                                   El Segundo, California 90245
                                   Attention:  Mr. Jeffrey C. Hawken
                                   Executive Vice--President
                                   and Chief Operating Officer
                                   Telecopier: (310) 322-5981

     With an additional            Allen, Matkins, Leck, Gamble &
     copy to:                      Mallory LLP
                                   501 W. Broadway, Suite 900
                                   San Diego, California 92101
                                   Attention:  Vernon C. Gauntt, Esq.
                                   Telecopier:  (619) 233-1158

          or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been delivered either at the time of personal delivery when actually received by the addressee or a representative of the addressee at the address provided above or, if delivered on a business day in the case of delivery service or as to certified or registered mail, as of the earlier of the date delivered or the date 72 hours following the date deposited in the United States mail at the address provided herein, or if by telecopier, upon electronic confirmation of good receipt by the receiving telecopier.

          15.  Assignment.
               ----------

          Purchaser shall not have the right to assign its interest in this Agreement without obtaining the prior written consent of Seller except to an entity controlled by, under common control with, or controlling, Purchaser. Notwithstanding the foregoing, Seller expressly consents to an assignment of this Agreement to an entity affiliated with any bank, trust or financial institution as may be required in connection with Purchaser' s financing.

          16.  Section Headings.
               ----------------

          The Section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several Sections hereof.

          17.  Entire Agreement.
               ----------------

          This Agreement and the Ground Lease embodies the entire agreement between the parties hereto and supersedes any prior understandings or written or oral agreements between the parties concerning the Property. Further, this Agreement cannot be varied, modified, amended, altered or terminated except by the written agreement of the parties.

          18.  Applicability.
               -------------

          The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except as expressly set forth herein.

          19.  Time.
               ----

          TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE PARTIES' OBLIGATIONS UNDER THIS AGREEMENT.

          20.  Gender and Number.
               -----------------

          Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

          21.  Reporting of Foreign Investment.
               -------------------------------

          Seller and Purchaser agree to comply with any and all reporting requirements applicable to the transaction which is the subject of this Agreement which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including, but not limited to, The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agree upon request of one party to furnish the other party with evidence of such compliance.

          22.  Counterpart Execution.
               ---------------------

          This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one document.

          23.  Applicable Law.
               --------------

          This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

          24.  Confidentiality.
               ---------------

          Notwithstanding anything to the contrary contained elsewhere herein, Purchaser hereby agrees and acknowledges that all information furnished by Seller to Purchaser or obtained by Purchaser in the course of Purchaser's investigation and inspection of the Property, or in any way arising from or relating to any and all studies or entries upon the Property by Purchaser, its agents or representatives, shall be treated as confidential information. Purchaser further hereby agrees and acknowledges that if any such confidential information is disclosed to third parties, Seller may suffer damages and irreparable harm. In connection therewith, Purchaser hereby expressly understands, acknowledges, covenants and agrees (a) that unless such disclosure is reasonably required to comply with securities rules or regulations applicable to Purchaser or any of its affiliates, Purchaser will not make any press release or other public disclosure concerning this transaction or disclose any of the contents or information contained in or obtained as a result of any reports or any other studies made in connection with Purchaser's investigation of the Property, in any form whatsoever (including, but not limited to, any oral information received by Purchaser during the course of Purchaser's inspection and investigation of the Property), to any party other than (i) the Seller, seller's employees, agents or representatives, or Purchaser's agents, employees, representatives, attorneys, accountants, or consultants, without the prior express written consent of Seller (which consent shall not file unreasonably withheld), (ii) in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction or as otherwise required to comply with laws; (iii) or to Purchaser's lenders or Prospective lenders and their affiliates, respective directors, officers, employees, agents and consultants; and (iv) to any permitted transferee or assignee of Purchaser and their respective directors, officers, employees and agents; (b) that in making any disclosure of such information as permitted hereunder except for a disclosure reasonably required to comply with securities rules or regulations, Purchaser will advise said parties of the confidentiality of such information and the potential of damage to Seller and the liability of Purchaser and such other party as a result of any disclosure of such information by said party and be responsible for said party's compliance; (c) to furnish Seller with copies of all reports or studies made in connection with Purchaser's inspection, study or investigation of the Property (other than internal analyses and any confidential attorney client or attorney work product privileged documents) within a reasonable time (not to exceed ten (10) days) of receipt of Seller's written request by Purchaser; and (d) that Seller is relying on Purchaser's covenant not to disclose any of the contents or information contained in any such reports or investigations to third parties (all of which is deemed to be confidential information by the provisions of this Section) except in accordance with this Agreement. In the event this Agreement is terminated, Purchaser agrees to return to Seller all information, studies, and Due Diligence Reports Purchaser or Purchaser's agents have obtained or commissioned with respect to the Property or the condition of the Property. The provisions of this Section 24 shall terminate
                                                      -------
and be of no further force or effect upon the Close of Escrow. The parties consent and understand that either of them may desire or be required to file this Agreement, the Ground Lease, the Consulting Agreement and other agreements related to this transaction with the Securities and Exchange Commission or other regulatory authorities.

          25.  Time Calculations.
               -----------------

          Should the calculation of any of the various time periods provided for herein result in an obligation becoming due on a Saturday, Sunday or legal holiday, then the due date of such obligation or scheduled time of occurrence of such event shall be delayed until the next business day.

          26.  No Recordation.
               --------------

          Seller and Purchaser hereby agree and acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded with the county recorder of the applicable California county.

          27.  Merger Provision.
               ----------------

          Except as expressly set forth herein, any and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall not merge with the Grant Deed and other instruments executed at Closing, and shall survive the Closing.

          28.  Further Assurances.
               ------------------

          Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated.

          29.  Severability.
               ------------

          If any portion of this Agreement is held to be unenforceable by a court of competent jurisdictions the remainder of this Agreement shall remain in full force and effect.

          30.  Additional Instructions to Escrow Holder.
               ----------------------------------------

          Notwithstanding anything to the contrary contained in this Agreement, Escrow Holder's General Provisions, are incorporated by reference herein to the extent they are not inconsistent with the provisions of this Agreement. If there is any inconsistency between those General Provisions and any of the provisions of this Agreement, the provisions of this Agreement shall control. If any requirements relating to the duties or obligations of Escrow Holder are unacceptable to Escrow Holder, or if Escrow Holder requires additional instructions, the parties agree to make any deletions, substitutions and additions, as counsel for Purchaser and Seller shall mutually approve, and which do not materially alter the terms of this Agreement. Any supplemental instructions shall be signed only as an accommodation to Escrow Holder and shall not be deemed to modify or amend the rights of Purchaser and Seller, as between Purchaser and Seller, unless those signed supplemental instructions expressly so provide. If Escrow Holder is the prevailing party in any action or proceeding between Escrow Holder and one or both of the parties to the Escrow, Escrow Holder shall be entitled to all costs, expenses and reasonable attorneys' fees expended or incurred in connection therewith. If Escrow Holder is required to respond to any legal summons or proceedings not involving a breach or fault upon Escrow Holder's part, the parties to this Agreement agree to share equally all costs, expenses and reasonable attorneys' fees expended or incurred by Escrow Holder. In the event costs, expenses and attorneys' fees are reimbursed to Escrow Holder, Purchaser and Seller agree that the prevailing party between Purchaser and Seller shall be awarded reimbursement of such costs, expenses and attorneys' fees paid by it to Escrow Holder hereunder.

          31.  Amendments.
               ----------

          This Agreement may be amended only by written agreement signed by both of the parties hereto.

          32.  Exhibits Incorporated by Reference.
               -----------------------------------

          All exhibits attached to this Agreement are incorporated into this Agreement by reference.

          33.  Preliminary Change of Ownership Report.
               --------------------------------------

          Purchaser shall be fully responsible for all matters in connection with the filing of a Preliminary Change of Ownership Report in accordance with the California Revenue and Taxation Code Section 480.3.

          34. Attorneys' Fees.
              ---------------

          In any action to enforce the terms of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' fees and court costs from the non-prevailing party. As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise, settlement or judgment. If the party which shall have instituted suit shall dismiss it as against the other party without the concurrence of such other party, such other party shall be deemed the prevailing party.

          35.  New Association and CC&Rs.
               -------------------------

          Purchaser acknowledges that the Property is currently not subject to governance by the Lusk Mira Mesa Business Park East II Owners' Association (the "Existing Association"), established for the purpose of owning, operating and maintaining certain landscape maintenance areas, structural maintenance areas and common areas pursuant to a certain Declaration of Covenants, Conditions and Restrictions for Lusk Mira Mesa Business Park East II (the "Existing CC&Rs"), and as contemplated under the articles of incorporation and bylaws of the Existing Association. Purchaser further acknowledges that Seller has provided Purchaser with drafts of a declaration of covenants, conditions and restrictions and formation documents for an owners' association to be formed and to be effective against the Land together with certain other property, including other property owned by Seller, adjacent to the Land. Seller and certain other adjoining land owners currently contemplate entering into such covenants, conditions and restrictions (the "New CC&Rs") and forming an owners' association for the enforcement thereof (the "New Association"). Purchaser shall reasonably consider subjecting the Property to the New CC&Rs; provided, however, the New CC&Rs do not adversely affect the value or utility of the Property. Notwithstanding the foregoing, Seller agrees that the recording and implementation of the New CC&Rs will be subject to Purchaser's prior written approval of the New CC&Rs, as well as Purchaser's demand that certain provisions of the New CC&Rs which may affect the improvements Purchaser plans to build on the Property be waived with respect to Purchaser (e.g., any design approval). In the event Purchaser does not enter into the New CC&Rs or join the New Association, or Seller and said other adjoining land owners are unable, or elect not, to form the New Association and cause their properties to be subject to the New CC&Rs, Purchaser may voluntarily or, upon written demand from Seller (if Purchaser's failure to do so would subject Seller to liability therefor) or the City (which demand may be contested by Purchaser in good faith) Purchaser shall, subject the Property to the lien of the Existing CC&Rs and shall join the Existing Association; provided, however, that Purchaser receive an estoppel certificate from an authorized officer of the Existing Association stating that Purchaser is not in violation of the Existing CC&Rs.

          IN WITNESS WHEREOF, this Agreement is executed as of

the date set forth above.

                              "PURCHASER"

                              APPLIED MICRO CIRCUITS CORPORATION,
                              a Delaware corporation

                              By: /s/ [SIGNATURE ILLEGIBLE]
                                  -------------------------------

                              Name: /s/ [SIGNATURE ILLEGIBLE]
                                    -----------------------------

                              Title:    V.P.
                                     ----------------------------

                              "SELLER"

                              KILROY REALTY, L.P., a Delaware

                              limited partnership

                              By:  KILROY REALTY CORPORATION, a
                                   Maryland corporation.
                              Its: General Partner

                              Name:______________________________

                              Title:_____________________________

          An original fully executed copy of this Agreement, together with the Deposit, has been received by the Escrow Holder this _____ day of January, 1999, and by the execution hereof the Escrow Holder hereby covenants and agrees to be bound by the terms of this Agreement.

"Escrow Holder"

CHICAGO TITLE COMPANY

By:___________________________

Name:_________________________

Title:________________________

Escrow No.
---------

                                  EXHIBIT "A"
                                  ----------

                             PROPERTY DESCRIPTION



THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:


PARCEL 1 OF PARCEL MAP NO. 18118 OF MAPS WITHIN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA FILED WITH THE OFFICIAL RECORDS OF SAN DIEGO COUNTY, CALIFORNIA ON SEPTEMBER 25, 1998, AS FILE NO. 1998--613615.



                                  EXHIBIT "A"
                                  ----------

                                  EXHIBIT "B"
                                  ----------

                              FORM OF GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

___________________________
___________________________
___________________________
Attention: ________________


================================================================================
                                                (Space Above For Recorder's Use)

                                  GRANT DEED
                                  ----------

          For valuable consideration, receipt of which is acknowledged, KILROY REALTY, L.P., a Delaware limited partnership (Grantor"), hereby grants to ______________________________, a _______________________ ("Grantee"), all
right, title and interest in (i) the real property in the City of San Diego, County of San Diego, State of California, described in Exhibit A attached hereto and made a part hereof, (ii) any improvements permanently affixed to said real property, and (iii) all entitlements, easements and appurtenances that pertain to said real property, including over adjacent streets, alleys or rights-of-way (the "Property").

          IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its authorized agent "hereunto duly authorized.

Dated: ___________, 1998      KILROY REALTY, L.P., a Delaware
                              limited partnership


                              By:  Kilroy Realty Corporation, a Maryland
                                   corporation
                                   Its General Partner


                                   By:_______________________________
                                      Name:__________________________
                                      Title:_________________________


                                  EXHIBIT "B"
                                  -----------

                             -  OPTIONAL SECTION -
                          CAPACITY CLAIMED BY SIGNER

Although statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

[_] INDIVIDUAL
[_] CORPORATE OFFICER(S)

_______________________________________
Title (s)

_______________________________________
Title (s)


[_] PARTNER(s)      [_]  LIMITED
                    [_]  GENERAL
[_] ATTORNEY-IN-FACT
[_] TRUSTEE(S)
[_] GUARDIAN/CONSERVATOR
[_] OTHER: _____________________________________________

SIGNOR IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

______________________________________
______________________________________
______________________________________

STATE OF _________________)
                          )
                              ss.
COUNTY OF  _____________________)

On ________________________, before me, ________________________ a Notary Public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                         _______________________________________________________
                                             Notary Public in and for said State


                                  EXHIBIT "B"
                                  -----------

                                  EXHIBIT "A"
                                  -----------

                               LEGAL DESCRIPTION
                               -----------------

                               [TO BE ATTACHED]


                                  EXHIBIT "A"

                                  EXHIBIT "C"
                                  -----------

                   FORM OF ASSIGNMENT OF INTANGIBLE PROPERTY
                   -----------------------------------------

                       ASSIGNMENT OF INTANGIBLE PROPERTY
                       ---------------------------------

          THIS ASSIGNMENT OF INTANGIBLE PROPERTY (the "Assignment") is made this _____ day of _____________________, 19 ___, by and between KILROY REALTY, L.P., a Delaware limited partnership ("Assignor") and ___________________________________,a ______________ corporation ("Assignee"), with reference to the following facts:

          A. Assignor has used or acquired (or may have acquired) certain intangible rights in connection with the Property described on the attached Exhibit "A", including, but not limited to, any licenses, permits, air rights, building rights and other entitlements, certificates of occupancy, rights of way, sewer agreements, water line agreements, utility agreements, water rights and oil, gas and mineral rights (collectively, the "Intangibles").

          B. Pursuant to the terms of that certain Agreement of Purchase and Sale and Escrow Instructions entered into by Assignor, as Seller, and Assignee, as Purchaser (the "Purchase Agreement"), Assignor now desires to assign and transfer to Assignee all of its right, title and interest in and to the Intangibles, to the extent such right, title and interest may exist and is assignable by Assignor, and Assignee desires to accept any such Intangibles to the extent they exist and are assignable.

          NOW THEREFORE, in consideration of the mutual covenants and conditions hereinbelow set forth, it is agreed:

          1. Assignment. Effective as of the Close of Escrow, as that phrase is
             ----------
defined in the Purchase Agreement, Assignor assigns and transfers to Assignee and its successors and assigns, all of Assignor's right, title and interest in and to the Intangibles, to the extent such right, title and interest may exist and is assignable by Assignor.

          2. Assumption. Effective as of the Close of Escrow, Assignee accepts
             ----------
the assignment of the Intangibles and shall be entitled to all rights and benefits accruing to Assignor thereunder and hereby assumes all obligations thereunder from and after the Close of Escrow.

          3.  No Rights in Trade Names. Nothing herein shall be construed to
              ------------------------
allow Assignee any right, title or interest in

                                  EXHIBIT "C"
                                  -----------

Assignor's trade names or marks, or to use said names or marks in any manner.

          4. Counterparts. This Assignment may be executed in counterparts which
             ------------
taken together shall constitute one and the same instrument.

          5. Successors and Assigns. The provisions of this instrument shall be
             ----------------------
binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

          6.  Further Assurances. Assignor hereby covenants that it will, at any
              ------------------
time and from time to time, at no material cost or expense to Assignor, execute any documents and take such additional actions as Assignee or its successors or assigns shall reasonably require in order to more completely or perfectly carry out the transfers intended to be accomplished by this Assignment.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Intangible Property as of the date set forth above.

                                        "ASSIGNOR"

                                        KILROY REALTY, L.P., a Delaware
                                        limited partnership

                                        By:  Kilroy Realty Corporation,
                                             a Maryland corporation

                                             Its: General Partner


                                             By:_____________________________
                                                Name:________________________
                                                Title: ______________________



                                        "ASSIGNEE"

                                        _____________________________________
                                        a ___________________________________

                                        By:  ________________________________

                                        Name: _______________________________
                                        Title:_______________________________


                                  EXHIBIT "C"
                                  -----------

                                  EXHIBIT "A"
                                  ----------

                                       TO

                      ASSIGNMENT OF INTANGIBLE PROPERTY


                               LEGAL DESCRIPTION
                               -----------------




                                  EXHIBIT "A"

                                  EXHIBIT "D"
                                  -----------

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------


          To inform _____________________________________, a
____________________, (the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended ("Code") will not be required by KILROY REALTY, L.P., a Delaware limited partnership, (the "Transferor"), the undersigned hereby certifies the following on behalf of the
Transferor:

          1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

          2. The Transferor's U.S. employer or tax identification number is ______________________;

          The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

          Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.


     "Transferor"             KILROY REALTY, L.P.,
                              a Delaware limited partnership

                              By:  KILROY REALTY CORPORATION
                                   a Maryland corporation,
                                   General Partner



                                   By: ________________________



Dated: _________________

                                  EXHIBIT "D"
                                  -----------

                                 EXHIBIT "F-1"
                                 -------------

                          TERMINATION OF GROUND LEASE
                          ---------------------------

          THIS TERMINATION OF GROUND LEASE (this "Agreement") is entered into as of the _______ day of __________, _____, by and between KILROY REALTY L.P., a Delaware limited partnership ("Landlord") and ____________________________, a ____________________________ ("Tenant").


                                   R E C I T A L S :
                                   - - - - - - - -
          A. Landlord and Applied Micro Circuits Corporation, a Delaware corporation, as predecessor to Tenant, entered into that certain Ground Lease made effective January 1, 1998 (the "Lease") whereby Landlord ground leased to Tenant, and Tenant ground leased from Landlord, that certain real property located in the City of San Diego, County of San Diego, State of California, more particularly described on Exhibit "A" attached hereto (the "Premises"). The Lease is incorporated herein by this reference.

          B. Pursuant to Article 13 of the Lease, Tenant has exercised its Purchase Option (as defined in the Lease) with respect to a portion of the Premises, and Landlord and Tenant have entered into that certain Agreement to Sell and Purchase and Escrow Instructions dated January___, 1999, in order to effectuate such purchase and sale (the "Purchase Agreement")

          C. Tenant and Landlord desire to enter into this Agreement in order to terminate the Lease and to release one another from their respective obligations thereunder, except as otherwise provided herein.


                              A G R E E M E N T :
                              - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.  Termination of the Lease. Landlord and Tenant hereby agree that
              ------------------------
the Lease shall terminate and be of no further force or effect as of the date hereof (the "Termination Date").

                                 EXHIBIT "F-1"
                                 ------------

                                 EXHIBIT "E"

                     Withholding Exemption Certificate for
     YEAR           Real Estate Sales (For use by sellers of California real estate)                         CALIFORNIA FORM
   ----------                                                                                           ---------------------------
     1998                                                                                                         590-RE
------------------------------------------------------------------------------------------------------------------------------------

File this form with your withholding agent or buyer.              Withholding agent's name
------------------------------------------------------------------------------------------------------------------------------------
Seller's name
Kilroy Realty, L.P., a Delaware limited partnership
------------------------------------------------------------------------------------------------------------------------------------
Seller's address (number and street)                                               Seller's daytime telephone number
4365 Executive Drive, Suite 850                                                    (       )
------------------------------------------------------------------------------------------------------------------------------------
City                                                                               State                           Zip Code
San Diego                                                                          CA                            92121-2130
------------------------------------------------------------------------------------------------------------------------------------
Read the following carefully and check the box that applies to the seller:

[_]    Certificate of Residency -- Individuals:
       ---------------------------------------
          I am a resident of California and I reside at the address shown above. See Side 2 for the definition of a resident.

[_]    Certificate of Principal Residence -- Individuals:
       -------------------------------------------------
          The California reel property located at _________________________________________________________________  qualifies as my principal residence within the meaning of the Internal Revenue Code Section 1034. See Side 2 for the definition of a principal residence.

[_]    Corporations:
       ------------
          The above-named corporation has a permanent place of business in California at the address shown above or is qualified to do business in California. See Side 2 for the definition of a permanent place of business.

[X]    Partnerships:
       ------------
          The above-named entity is a partnership and the recorded title to the property is in the name of the partnership. The partnership will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

[_]    Limited Liability Companies (LLC's):
        -----------------------------------
          The above-named entity is an LLC and the recorded title to the property is in the name of the LLC. The LLC will file a
          California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

[_]    Tax-Exempt Entitles and Nonprofit Organizations:
       -----------------------------------------------
          The above-named entity is exempt from tax under California or federal law.

[_]    Irrevocable Trusts:
       ------------------
          At least one trustee of the above-named irrevocable trust is a California resident The trust will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

[_]       Certificate of Residency of Deceased Person -- Estates:
          ------------------------------------------------------
          I am the executor of the above-named person's estate. The decedent was a California resident at the time of death. The estate will file a
          California fiduciary return reporting the sale and will withhold on foreign end domestic nonresident beneficiaries when required.
-------------------------------------------------------------------------------

CERTIFICATE:  Please complete and sign below.

Under penalties of perjury, I hereby certify that the information provided herein in, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent.

                                 KILROY REALTY, L.P.
                                 a Delaware limited partnership

                                 By:  KILROY REALTY CORPORATION,
                                      a Maryland corporation, General Partner

                                      By: ________________________________

                                                  Date _______________________

Seller's social security number, California corporation number,
     FEIN or California Secretary of State file number    _____________________
(NOTE: Failure to provide your identification number will render this certificate void.)

                                  EXHIBIT "E"
                                  -----------

          2.   Release of Liability.
               --------------------

               (a) Landlord and Tenant shall, as of the Termination Date, be fully and unconditionally released and discharged from their respective obligations arising after the Termination Date from or connected with the provisions of the Lease; and

               (b) this Agreement shall fully and finally settle all demands, charges, claims, accounts or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action that may arise out of or in connection with the obligations of the parties under the Lease.

          Each of the parties expressly waives the provisions of California Civil Code Section 1542, which provides:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          Each party acknowledges that it has received the advice of legal counsel with respect to the aforementioned waiver and understands the terms thereof.

          3.   Representations of Landlord and Tenant. Landlord and Tenant each
               --------------------------------------
represent and warrant to the other (except, in the case of Tenant, or Tenant's predecessor, as permitted in the Lease or the Purchase Agreement) that: (a) it has not heretofore assigned or sublet all or any portion of its interest in the Lease; (b) no other person, firm or entity has any right, title or interest as landlord or tenant in or under the Lease; and (c) it has the full right, legal power and actual authority to enter into this Agreement and to terminate the Lease without the consent of any other person, firm or entity. Notwithstanding the termination of the Lease and the release of liability provided for herein, the representations and warranties set forth in this Paragraph 3 shall survive the Termination Date and Landlord and Tenant shall be liable to each other for any inaccuracy or any breach thereof.

          4.   Attorney's Fees. Should any dispute arise between the parties
               ---------------
hereto or their legal representatives, successors and assigns concerning any provision of this Agreement or the rights

                                 EXHIBIT "F-1"
                                 -------------
and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to recover reasonable attorneys' fees and legal costs in connection with such dispute.

          5.  Governing Law. This Agreement shall be governed and construed
              -------------
under the laws of the State of California.

          6.  Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

          7.  Binding Effect. This Agreement shall inure to the benefit of, and
              --------------
shall be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

          8.  Time of the Essence. Time is of the essence of this Agreement and
              -------------------
the provisions contained herein.

          9.  Further Assurances. Landlord and Tenant hereby agree to execute
              ------------------
such further documents or instruments as may be necessary or appropriate to carry out the intention of this Agreement.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

     "Tenant"                 ___________________________________,
                              a ________________________________________



                              By:  _____________________________________
                                   Name:________________________________
                                   Title:_______________________________

     "Landlord"               KILROY REALTY L.P.,
                              a Delaware limited partnership


                              By:  Kilroy Realty Corporation,
                                     a Maryland corporation
                                     Its General Partner

                              By:_______________________________________
                                   Name: _______________________________
                                   Title:_______________________________


                                 EXHIBIT "F-1"
                                 -------------

                                  EXHIBIT "A"
                                  -----------

                       LEGAL DESCRIPTION OF THE PREMISES
                       ---------------------------------



                                  EXHIBIT "A"
                                  -----------

                                EXHIBIT "F-2"
                                -------------

                   TERMINATION OF MEMORANDUM OF GROUND LEASE
                   -----------------------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


Kilroy Realty L.P.
4365 Executive Drive, Suite 850
San Diego, California 92121-2130
Attention:  Mr. Steven L. Black
--------------------------------------------------------------------------------

                   TERMINATION OF MEMORANDUM OF GROUND LEASE
                   -----------------------------------------

          THIS TERMINATION OF MEMORANDUM OF GROUND LEASE (this "Agreement") is entered into as of the _____ day of __________, 1999, by and between KILROY REALTY L.P., a Delaware limited ("Landlord") and _____________________________, a _______________________ ("Tenant").


                        R E C I T A L S :
                        - - - - - - - -

          A. Landlord and Applied Micro Circuits Corporation, a Delaware corporation, as predecessor to Tenant, entered into that certain Ground Lease made effective January 1, 1998 (the "Lease") whereby Landlord ground leased to Tenant, and Tenant ground leased from Landlord, that certain real property located in the City of San Diego, County of San Diego, State of California, more particularly described in Exhibit "A" attached hereto (the "Premises"). That certain Memorandum of Ground Lease with regard to the Lease was recorded on July 28, 1998, as Instrument No. 1998-0470328, in the Official Records of San Diego County, California (the "Memorandum").

          B. In conjunction with Tenant's purchase of a portion of the Premises, Tenant and Landlord entered into that certain Termination of Ground Lease dated as of the date hereof (the "Termination"), terminating the Lease.

          C. Landlord and Tenant desire to enter into this Agreement in order to terminate of record the Memorandum.

                                 EXHIBIT "F-2"
                                 -------------

                              A G R E E M E N T :
                              - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

          1.   Termination of the Memorandum. Landlord and Tenant hereby agree
               -----------------------------
that the Lease has been terminated pursuant to the Termination and that the Memorandum shall be and hereby is terminated and of no further force or effect as of the date hereof.

          2.   Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but such counterparts, when taken together, shall constitute one agreement.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.

     "Tenant"                 _________________________________________,
                              a _________________________________________



                              By:  ______________________________________
                                   Name: ________________________________
                                   Title: _______________________________

     "Landlord"               KILROY REALTY L.P.,
                              a Delaware limited partnership


                              By:  Kilroy Realty Corporation, a Maryland
                                     corporation
                                     Its General Partner

                              By: _______________________________________
                                    Name: _______________________________
                                    Title:_______________________________


                                 EXHIBIT "F-2"
                                 -------------

STATE OF                   )
           ________________
                           )   ss.
COUNTY OF        ________________)

On ________________________________, before me, ____________________, a Notary
Public in and for said state, personally appeared _______________________ and ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

                ________________________________________
                      Notary Public in and for said State


STATE OF                   )
           ________________
                           )   ss.
COUNTY OF        ________________)


On ______________________________________, before me, ____________________, a
Notary Public in and for said state, personally appeared __________________ and __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

                 __________________________________________
                         Notary Public in and for said State

                                 EXHIBIT "F-2"
                                 -------------

                                  EXHIBIT "G"
                                  -----------

                            BRING DOWN CERTIFICATE

          This Certificate is dated and made effective _______, 199--, by K1LROY REALTY, L.P., a Delaware limited partnership ("Seller") in favor of ____________ ("Purchaser") and is delivered pursuant to the terms and provisions of that Agreement to Sell and Purchase and Escrow Instructions by and between Seller and Purchaser dated January --, 1999 (the "Purchase Agreement").

          Seller hereby certifies, represents and warrants to Purchaser that Seller's representations and warranties set forth in Article 8 of the Purchase Agreement are true and correct as of the date hereof.

     "Seller"                 KILROY REALTY, L.P., a Delaware limited
                              partnership

                              By:  Kilroy Realty Corporation, a Maryland
                                   corporation,
                                   General Partner

                                   By: __________________________________
                                       Name:_____________________________
                                       Title:____________________________


                                 EXHIBIT "G"
                                 -----------